Exhibit 10.1
AMENDMENT NO. 5
TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 5 TO CREDIT AND GUARANTY AGREEMENT, dated as of April 4, 2023 (this “Agreement”), by and among each of the Lenders signatory hereto constituting the Requisite Lenders (each as defined in the Credit Agreement, as defined below), the Borrower (as defined below), each Guarantor (as defined in the Credit Agreement, as defined below) as of the date hereof, and Acquiom Agency Services LLC, in its capacity as Administrative Agent and Collateral Agent (each as defined in the Credit Agreement, as defined below).

WHEREAS, reference is hereby made to the Credit and Guaranty Agreement, dated as of May 25, 2021 (as amended, amended and restated, supplemented, refinanced, replaced, extended, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among PLAYBOY ENTERPRISES, INC., a Delaware corporation (the “Borrower”), PLBY GROUP, INC., a Delaware corporation (“Holdings”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and the Administrative Agent;

WHEREAS, the Borrower desires to effect certain amendments to the Credit Agreement; and

WHEREAS, in accordance with Section 10.5 of the Credit Agreement, the Requisite Lenders, the Administrative Agent, the Borrower, and the other Persons party hereto have agreed to amend the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.    Defined Terms; References.
(a)    Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement (as defined below). The rules of construction and other interpretive provisions specified in Sections 1.2, 1.3 and 1.4 of the Amended Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.

(b)    As used in this Agreement, the following terms have the meanings specified below:

“Amended Credit Agreement” shall mean the Credit Agreement, as amended by this Agreement.
“Amendment No. 5 Effective Date” shall have the meaning provided in Section 6 hereof.
Section 2.    Amendment and Consent.
(a)    Amended Credit Agreement. Pursuant to Section 10.5 of the Credit Agreement, each of the parties hereto agrees that, effective on the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:

(i)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in appropriate alphabetical order:

“Amendment No. 5” means Amendment No. 5 to Credit and Guaranty Agreement dated as of April 4, 2023.

“Amendment No. 5 Effective Date” means April 4, 2023.

(ii)    Section 2.10 of the Credit Agreement is hereby amended by amending and restating clause (a) therein as follows:

“Asset Sales. Not later than the tenth Business Day following the date of receipt by Holdings or any of its Subsidiaries of any Net Asset Sale Proceeds (other than any Net Asset Sale Proceeds from any Dispositions of (i) any Equity Interests in Yandy Enterprises LLC and/or (ii) any assets of Yandy Enterprises LLC, which Net Asset Sale Proceeds will not be subject to this Section 2.10(a)), the Borrower shall prepay the Loans in an aggregate amount equal to such Net Asset Sale Proceeds; provided that (i) so long as no Event of Default shall have occurred and be continuing and (ii) to the extent that aggregate Net Asset Sale Proceeds (excluding any Net Asset Sale Proceeds from any Dispositions of (i) any Equity Interests in Yandy Enterprises LLC and/or (ii) any assets of Yandy Enterprises LLC) from the Closing Date through the applicable date of determination do not exceed $25,000,000, the Borrower shall have the option, directly or through one or more of the Operating Credit Parties or any of their respective Subsidiaries, to invest Net Asset Sale Proceeds (other than the Net Asset Sale Proceeds from an Asset Sale of any Specified Non-Core Asset B) within three hundred sixty (360) days of receipt thereof (or within eighteen (18) months following receipt thereof if a contractual commitment to reinvest is entered into within three hundred sixty (360) days following receipt thereof) in long-term productive assets of the general type used in the business of Holdings and its Subsidiaries, in capital expenditures, in inventory or in other assets (other than Cash and Cash Equivalents) used or useful in the business of the Borrower and its Subsidiaries; provided that, if at the time that any such prepayment would be required the Borrower is also required to repay or repurchase or to offer to repurchase or repay Senior Secured Debt of the Borrower or any of its Subsidiaries permitted under Section 6.1 pursuant to the terms of the documentation governing such Senior Secured Debt with the proceeds of such Asset Sale (such Senior Secured Debt required to be repaid or repurchased or to be offered to be so repaid or repurchased, “Other Applicable Indebtedness”), then the Borrower may apply such Net Asset Sale Proceeds on a pro rata basis to the prepayment of the Loans and to the repayment or repurchase of Other Applicable Indebtedness, and the amount of prepayment of the Loans that would have otherwise been required pursuant to this Section 2.10(a) shall be reduced accordingly (for purposes of this proviso pro rata basis shall be determined on the basis of the aggregate outstanding principal amount of the Loans and Other Applicable Indebtedness at such time, with it being agreed that the portion of such net proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Loans in accordance with the terms hereof); provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Loans in accordance with the terms hereof.”

(iii)    Section 6.8 of the Credit Agreement is hereby amended by amending and restating clause (e) therein as follows:

“(e) Dispositions of (i) any Equity Interests in Yandy Enterprises LLC and/or (ii) any assets of Yandy Enterprises LLC, provided, that (A) the consideration received for such Equity Interests or assets shall be in an amount at least equal to the Fair Market Value thereof (determined in good faith by the board of directors of Holdings or the Borrower (or similar governing body)), (B) no less than 30% of such consideration shall be paid in Cash, and (C) only the Equity Interests in Yandy Enterprises LLC and the assets of Yandy Enterprises LLC, in each case existing on the Amendment No. 5 Effective Date, may be Disposed of pursuant to this clause (e) and, for the avoidance of doubt, any additional assets transferred to, or other Investments made in, Yandy Enterprises LLC by the Credit Parties after the Amendment No. 5 Effective Date may not be Disposed of pursuant to this clause (e);”

Section 3.    Effect of Agreement; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or under any other Credit Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, after giving effect to this Agreement, (a) each Credit Party acknowledges and agrees that (i) each Credit Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) the Credit Documents to which it is a party, and all of the Collateral does, and in each case shall continue to, secure the payment and performance of all Obligations on the terms and conditions set forth in such Credit Documents, and hereby ratifies the security interests granted by it pursuant to such Credit Documents and (b) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Amended Credit Agreement or each Guaranty to which it is a party, as applicable. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Credit Documents as in effect prior to the Amendment No. 5 Effective Date.

Section 4.    Representations of Credit Parties. Each of the Credit Parties hereby represents and warrants that:

(a)    the representations and warranties set forth in Section 4 of the Amended Credit Agreement and in each other Credit Document shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date (after giving effect to this Agreement) with the same effect as though made on and as of such date (and deeming this Agreement to be a “Credit Document” for purposes of each such representation and warranty), it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects (after giving effect to such qualification therein) on and as of the Amendment No. 5 Effective Date; and

(b)    no Default or Event of Default has occurred and is continuing.

Section 5.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 6.    Conditions to Effectiveness of this Agreement. This Agreement shall become effective on the date (the “Amendment No. 5 Effective Date”) when each of the following conditions shall have been satisfied (or waived, as applicable) and, in connection with the foregoing, the execution (which may include telecopy or electronic transmission of a signed signature page of this Agreement) of this Agreement:

(a)    the Administrative Agent shall have received from each Credit Party and Lenders constituting the Requisite Lenders a counterpart of this Agreement signed on behalf of such party; and

(b)    immediately after giving effect to this Agreement, the representations and warranties set forth in Section 4(a) hereof shall be true and correct in all material respects.

Section 7.    No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall discharge or release the Lien or priority of any Credit Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Credit Parties under any Credit Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Credit Documents, except, in each case, to any extent modified hereby.

Section 8.    Administrative Agent Direction. The Lenders executing this Agreement, constituting the Requisite Lenders, hereby instruct and direct the Administrative Agent, in such capacity or in its capacity as Collateral Agent, to enter into, execute, and deliver this Agreement.

Section 9.    Miscellaneous. Sections 10.14, 10.15, and 10.16 of the Credit Agreement are incorporated herein by reference and apply mutatis mutandis. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Credit Document.

Section 10.    Credit Document. This Agreement is a Credit Document and all references to a “Credit Document” in the Amended Credit Agreement or any other Credit Document (including any such reference in any representation or warranty in the Amended Credit Agreement or any other Credit Document) shall be deemed to include this Agreement.

Section 11.     Release. Each Credit Party in its capacity as such hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing (in its capacity as such)) by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 5 Effective Date directly arising out of, connected with or related to this Agreement, the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral and (b) Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Credit Parties, and all of their Subsidiaries and Affiliates in respect of the Credit Agreement and each other Credit Document. Notwithstanding the foregoing, Agent and the Lenders wish (and the Credit Parties in their capacities as such agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Credit Party (in its capacity as such for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing, each in their respective capacities as such) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge Agent and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing, in each case, in their respective capacities as such (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 5 Effective Date directly arising out of, connected with or related to this Agreement, the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Credit Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
PLAYBOY ENTERPRISES, INC., as Borrower
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
PLBY GROUP, INC., as Holdings and a Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer & Chief Operating Officer

YANDY ENTERPRISES LLC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
PLAYBOY ENTERPRISES INTERNATIONAL, INC., as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
TLA ACQUISITION CORP., as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President

PBTV LLC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President

[Signature Page to Amendment No. 5]

ARTWORK HOLDINGS LLC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
PRODUCTS LICENSING LLC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
PLAYBOY SPIRITS LLC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
PLAYBOY.COM, INC., as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
PLAYBOY NEW VENTURE LLC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President
CHINA PRODUCTS LICENSING LLC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President

[Signature Page to Amendment No. 5]

PB GLOBAL ACQUISITION CORP., as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President

HONEY BIRDETTE US INC, as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President

HONEY BIRDETTE (UK) LIMITED, as Guarantor
By: /s/ Chris Riley
Name: Chris Riley
Title: Director
CENTERFOLD DIGITAL INC., as Guarantor
By: /s/ Marc Crossman
Name: Marc Crossman
Title: Chief Financial Officer, Chief Operating Officer & Vice President

[Signature Page to Amendment No. 5]

Executed as a deed by PLBY Australia
Pty Ltd in accordance with section 127 of
the Corporations Act 2001 (Cth)

/s/Chris Riley     /s/ John Williams
Signature of director     Signature of director

Chris Riley     John Williams
Name of director (print)     Name of director (print)

By signing above, each director or secretary (as applicable) consents to electronic signing of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its signing under section 127 of the Corporations Act. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Executed as a deed by Honey Birdette
(Aust.) Pty Ltd in accordance with section
127 of the Corporations Act 2001 (Cth)

/s/Chris Riley     /s/ Paul Budrikis
Signature of director     Signature of director/company secretary

Chris Riley     Paul Budrikis
Name of director (print)     Name of director/company secretary

By signing above, each director or secretary (as applicable) consents to electronic signing of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its signing under section 127 of the Corporations Act. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

[Signature Page to Amendment No. 5]

ACQUIOM AGENCY SERVICES LLC,
as the Administrative Agent and the Collateral Agent

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Senior Director

[Signature Page to Amendment No. 5]

Caspian HLSC1, LLC, as a Lender

By: /s/ Dominick Cromartie
Name: Dominick Cromartie
Title: Authorized Signatory

Caspian SC Holdings, L.P., as a Lender

By: /s/ Dominick Cromartie
Name: Dominick Cromartie
Title: Authorized Signatory

Caspian Select Credit Master Fund, Ltd., as a Lender

By: /s/ Dominick Cromartie
Name: Dominick Cromartie
Title: Authorized Signatory

Caspian Solitude Master Fund, L.P., as a Lender

By: /s/ Dominick Cromartie
Name: Dominick Cromartie
Title: Authorized Signatory

Caspian Keystone Fund, L.P., as a Lender

By: /s/ Dominick Cromartie
Name: Dominick Cromartie
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

DIAMETER CREDIT FUNDING I, LTD.,
as a Lender

By: /s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel & CCO

DIAMETER CREDIT FUNDING II, LTD.,
as a Lender

By: /s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel & CCO

DIAMETER CREDIT FUNDING III, LTD.,
as a Lender

By: /s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel & CCO

DIAMETER CREDIT FUNDING IV, LTD,
as a Lender

By: /s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel & CCO

DIAMETER MASTER FUND LP,
as a Lender

By: /s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel & CCO

[Signature Page to Amendment No. 5]

EMPYREAN INVESTMENTS, LLC,
as a Lender

By: /s/ Jennifer Norman
Name: Jennifer Norman
Title: Authorized Person

[Signature Page to Amendment No. 5]

FLF I SECURITIES L.P., as a Lender
By: Fortress Lending I Holdings L.P., its member
By: Fortress Lending Advisors LLC, its
investment manager
By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES
FUND LP, as a Lender
BY: DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC, its general partner
By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES VI
CLO LIMITED, as a Lender
By: FCOO CLO Management LLC, its collateral manager
By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES IX
CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager
By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XI
CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager
By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Amendment No. 5]

FORTRESS CREDIT OPPORTUNITIES XV
CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XVII CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Amendment No. 5]

Murray Hill Funding II LLC, as a Lender

By: /s/ Stephen Roman
Name: Stephen Roman
Title: Chief Compliance Officer

Spring Creek Capital, LLC, as a Lender

By: /s/ Dominick Cromartie
Name: Dominick Cromartie
Title: Authorized Signatory

Taconic Master Fund 1.5 L.P., as a Lender

By: /s/ Erin Rota
Name: Erin Rota
Title: Deputy General Counsel

Taconic Opportunity Master Fund L.P., as a Lender

By: /s/ Erin Rota
Name: Erin Rota
Title: Deputy General Counsel

[Signature Page to Amendment No. 5]